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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 19, 1998


                          SPECIAL DEVICES, INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
           DELAWARE                       0-19330                 95-3008754
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
       OF INCORPORATION)                                      IDENTIFICATION NO.)


  16830 WEST PLACERITA CANYON ROAD, NEWHALL, CALIFORNIA              91321
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 259-0753

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

        On June 19, 1998, the Registrant entered into an Agreement and Plan of Merger with SDI Acquisition Corp. ("Acquisition"), an affiliate of J.F. Lehman & Company (the "Merger Agreement") and a Guaranty Agreement with J.F. Lehman Equity Investors I, L.P. ("JFLEI") whereby Acquisition will acquire all of the Registrant's outstanding common stock at $37.00 per share, excluding certain shares held by certain members of management and affiliates of the Registrant, and JFLEI will guarantee certain aspects of the transaction.

        Copies of the Merger Agreement and the Guaranty Agreement are attached as Exhibits 2.2 and 2.3 to this Current Report on Form 8-K, and the foregoing summary is qualified in its entirety by reference to such copies.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits:

               The following exhibits are filed with this Current Report on Form 8-K:

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
     Exhibit No.   Description
     -----------   -----------
     2.2           Agreement and Plan of Merger, dated as of June 19,
                   1998, by and between Special Devices, Incorporated and SDI Acquisition Corp.

     2.3 Guaranty Agreement, dated as of June 19, 1998, by and between Special Devices, Incorporated and J.F. Lehman Equity Investors I, L.P.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPECIAL DEVICES, INCORPORATED



Date: July 8, 1998                      By: /s/ JOHN VINKE
                                           -------------------------------------
                                           John Vinke, Chief Financial Officer




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                                  EXHIBIT INDEX

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
Exhibit No.    Description
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

2.2 Agreement and Plan of Merger, dated as of June 19, 1998, by and between Special Devices, Incorporated and SDI Acquisition Corp.

2.3 Guaranty Agreement, dated as of June 19, 1998, by and between Special Devices, Incorporated and J.F. Lehman Equity Investors I, L.P.
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